UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 12, 2009
NORDSTROM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111
INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On November 12, 2009, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended October 31, 2009, its financial position as of October 31, 2009, and its cash flows for the nine months ended October 31, 2009. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On November 12, 2009, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended October 31, 2009, its financial position as of October 31, 2009, and its cash flows for the nine months ended October 31, 2009. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits
99.1	Nordstrom earnings release dated November 12, 2009 relating to the Company’s results of operations for the quarter and nine months ended October 31, 2009, its financial position as of October 31, 2009, and its cash flows for the nine months ended October 31, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: November 12, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated November 12, 2009 relating to the Company’s results of operations for the quarter and nine months ended October 31, 2009, its financial position as of October 31, 2009, and its cash flows for the nine months ended October 31, 2009.